UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 21, 2001
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                         CAPITAL AUTO RECEIVABLES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                    333-93431                   38-3082892
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(State or other Jurisdiction   (Commission File Number)     (I.R.S. employer
 of Incorporation)                                           Identification No.)


                            Corporation Trust Center
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     --------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 302-658-7581


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Items 1 - 4.  Not Applicable.

Item 5.       Other Events

     The registrant previously filed a series term sheet, dated June 13, 2001, setting forth a description of the collateral pool and the proposed structure of $680,000,000 aggregate principal amount of Class A-2 Floating Rate Asset Backed Notes (the "Class A-2 Notes"), $385,000,000 aggregate principal amount of Class A-3 4.60% Asset Backed Notes (the "Class A-3 Notes"), $150,643,000 aggregate principal amount of Class A-4 5.00% Asset Backed Notes (the "Class A-4 Notes," and, together with the Class A-2 Notes and the Class A-3 Notes, the "Offered Notes") and $63,920,000 aggregate principal amount of Floating Rate Asset Backed Certificates (the "Offered Certificates" and, together with the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Offered Securities") of Capital Auto Receivables Asset Trust 2001-2 (the "Trust"), as an exhibit to the Current Report on Form 8-K, dated as of June 14, 2001.

     The trust will also issue $447,000,000 aggregate principal amount of Class A-1 Floating Rate Asset Backed Notes (the "Class A-1 Notes"), $425,000,000 aggregate principal amount of a Variable Pay Asset Backed Revolving Note, Class 1 (the "VPRN") and $646,572.92 aggregate principal amount of Floating Rate Asset Backed Certificates (the "Retained Certificates" and, together with the Offered Notes, the "Certificates"). The Offered Notes, the Class A-1 Notes and the VPRN are sometimes referred to collectively as the "Notes." In connection with the issuance of the Notes, Kirkland & Ellis, as counsel to the Registrant, has delivered (i) a revised opinion with respect to legality of the Notes and the Certificates filed as Exhibit 5.1 to Registration Statement number 333-93431
(ii) a revised opinion with respect to tax matters filed as Exhibit 8.1 to Registration Statement number 333-93431. Each such opinion is being filed as an exhibit to this report.

Item 6.       Not applicable.

Item 7.       Exhibits.

Exhibit 5.1   The following is filed as an Exhibit to this report under
              Exhibit 5.1.

              Opinion of Counsel of Kirkland & Ellis, dated as of June 21, 2001.

Exhibit 8.1   The following is filed as an Exhibit to this report under
              Exhibit 8.1.

              Opinion of Counsel of Kirkland & Ellis, dated as of June 21, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: June 21, 2001                    CAPITAL AUTO RECEIVABLES, INC.
                                                (Registrant)



                                        By:   s/ WILLIAM F. MUIR
                                        -------------------------------
                                        William F. Muir, Chairman



Dated: June 21, 2001                    By:   s/JOHN D. FINNEGAN
                                        -------------------------------
                                        John D. Finnegan, President